                                                                    EXHIBIT 4.1


             INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

   NUMBER                                                                 SHARES


                                   TMS, INC.

                                                         -----------------------
                                                            CUSIP  872687 10 0
                                                         -----------------------

                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

   THIS CERTIFIES THAT

   is the owner of
                fully paid and non-assessable Common Shares of the Par Value of Five Cents ($0.05) each of

                                   TMS, INC.
   transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.


   Dated:

   /s/ M.C. Wicker,                                      /s/  Maxwell Steinhart,
   Corporate Secretary                                            President
                         [TMS, INC SEAL APPEARS HERE]


   COUNTERSIGNED:
         American Securities Transfer, Inc.
                   P.O. Box 1586
                Denver Colorado 80201


   By________________________________________
       Transfer Agent authorized Signature

                                   TMS, INC.
                  TRANSFER FEE $10.00 PER CERTIFICATE ISSUED

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:



   TEN COM - as tenants in common               UNIF GIFT MIN ACT -............Custodian...........
   TEN ENT - as tenants by the entireties                              (Cust)              (Minor)
   JT TEN-   as joint tenants with right of                         under Uniform Gifts to Minors
             survivorship and not as                               Act.............................
             tenants in common                                                   (State)

   Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________


   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFIED NUMBER OF ASSIGNEE
  -----------------------------------------

  -----------------------------------------

     For Value Received, __________________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

     Dated ________________________, 19_____.


                              X ________________________________________________

Signature Guaranteed:         X ________________________________________________

                              NOTICE: The signature(s) to this assignment must
                                      correspond with the  name(s) as written
                                      upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.